SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)   March 15, 2005

CNH CAPITAL RECEIVABLES LLC/CNH EQUIPMENT TRUST 2004-A
(Exact Name of Registrant/Co-Registrant as Specified in Charter)

Delaware Delaware	333-98887 333-98887-04	39-1995297 20-1620620
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Road, Lake Forest, Illinois		60045
c/o The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware		19711
(Address of Principal Executive Office)		(Zip Code)

(847) 735-9200 (302) 283-8079
(Registrant’s/Co-Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 8.01. Other Events

The Registrant and Co-Registrant are filing the Monthly Servicer Report listed in Item 9.01 below with respect to their outstanding publicly-offered securities.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.  Exhibit 20.1 - Monthly Servicer Report dated March 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant and Co-Registrant have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC (Registrant)

Dated: March 15, 2005	By:	/s/ BRIAN O’KEANE
Brian O’Keane
Assistant Treasurer

CNH EQUIPMENT TRUST 2004-A
By: CNH CAPITAL AMERICA LLC,
Administrator of the CNH Equipment Trust 2004-A (Co-Registrant)

Dated: March 15, 2005	By:	/s/ BRIAN O’KEANE
Brian O’Keane
Assistant Treasurer

EXHIBIT INDEX

Exhibit 20.1 - Monthly Servicer Report dated March 15, 2005